                                 EXHIBIT 10.1

                    SECOND AMENDMENT TO FINANCING AGREEMENT

     THIS SECOND AMENDMENT TO FINANCING AGREEMENT (this "Second Amendment") is dated as of the 27th day of April, 2000 among GORGES/QUIK-TO-FIX FOODS, INC. (the "Borrower"), THE CIT GROUP/BUSINESS CREDIT, INC. (the "Agent") and the Lenders parties hereto;

                             W I T N E S S E T H :
                             - - - - - - - - - -

     WHEREAS, the Borrower and The CIT Group/Business Credit, Inc., as the Agent and as a Lender, executed and delivered that certain Financing Agreement, dated as of the 5th day of March, 1999, as amended by that certain Waiver and First Amendment to Financing Agreement dated as of December 30, 2000 ( as so amended, the "Financing Agreement"); and

     WHEREAS, the Borrower has requested that the Agent and the Lenders amend the Financing Agreement to include certain cash collateral deposited with the Agent for the benefit of the Lenders in the calculation of "Availability" as such term is defined in the Financing Agreement, to amend certain financial covenants, and make certain other amendments;

     NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Borrower, the Agent and the Required Lenders hereby covenant and agree as follows:

     1.   Definitions.  Unless otherwise specifically defined herein, each term
          -----------
used herein which is defined in the Financing Agreement shall have the meaning assigned to such term in the Financing Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Financing Agreement shall from and after the date hereof refer to the Financing Agreement as amended hereby.

     2.   Amendment to Section 1.1.  Section 1.1 of the Financing Agreement
          ------------------------
hereby is amended by deleting the definitions of "Availability", "Permitted Encumbrances", and "Permitted Indebtedness", and adding the following definitions of "Availability", "Permitted Encumbrances", "Permitted Indebtedness", and "Cash Collateral":

               Availability shall mean at any time the excess of the sum of (i)
               ------------
          the advance rate amount with respect to Eligible Accounts Receivable as such amount is calculated pursuant to clause (i) of Section 3.1 of this Financing Agreement, (ii) the advance rate amount with respect to Eligible Finished Goods, Eligible Raw Meat Inventory, and Eligible Supply Inventory as such amounts are calculated pursuant to clause
          (ii) of Section 3.1 of this Financing Agreement, and (iii)  the

          Cash Collateral, over the sum of (x) the outstanding aggregate amount of all Obligations (other than the Term Loans) and (y) the Availability Reserve.

               Cash Collateral shall mean at any time the sum of all monies
               ---------------
          deposited by or for the benefit of the Company with the Agent and in which the Agent holds a security interest for the ratably benefit of the Lenders to secure the prompt payment in full of all loans and advances made to the Company from time to time by the Lenders, as well as to secure the payment in full of the other Obligations.

               Permitted Encumbrances shall mean: (i) liens expressly permitted,
               ----------------------
          or consented to, by the Agent in writing; (ii) Purchase Money Liens;
          (iii) Customarily Permitted Liens; (iv) liens granted the Agent for the ratable benefit of the Lenders by the Company; (v) liens of judgment creditors provided such liens do not exceed, in the aggregate, at any time, $200,000 (other than liens bonded or insured to the reasonable satisfaction of the Agent; (vi) liens for taxes not yet due and payable or which are being diligently contested in good faith by the Company by appropriate proceedings and which liens are not (x) senior to the liens of the Agent or (y) for taxes due the United States of America; and (vii) liens subordinate in priority to the liens of the Agent that have been approved by the Required Lenders.

               Permitted Indebtedness shall mean: (i) current indebtedness
               ----------------------
          maturing in less than one year and incurred in the ordinary course of business for raw materials, supplies, equipment, services, taxes or labor; (ii) the indebtedness secured by the Purchase Money Liens;
          (iii) indebtedness under Capital Leases permitted by Section 7.11,
          (iv) Subordinated Debt; (v) indebtedness arising under the Letters of Credit and this Financing Agreement; (vi) deferred taxes and other expenses incurred in the ordinary course of business; (vii) other indebtedness existing on the date of execution of this Financing Agreement and listed on Exhibit E hereto and made a part hereof; and
          (viii) indebtedness, the terms and conditions of which have been approved by the Required Lenders.

     3.   Amendment to Section 3.1.  Section 3.1 of the Financing Agreement
          ------------------------
hereby is amended by deleting it in its entirety and substituting the following therefor:

          Section 3.1 Loans and Advances.  Each of the Lenders agrees, subject
          -------------------------------
to the terms and conditions of this Financing Agreement from time to time, and within (x) the Availability and (y) the Line of Credit, to make loans and advances to the Company on a revolving basis (i.e. subject to the limitations set forth herein the Company may borrow, repay and re-borrow Revolving Loans and refinance existing LIBOR Loans with Refunding Loans). Such Loans and advances shall be in amounts up to: (i) eighty five percent (85%) of the outstanding Eligible Accounts Receivable of the Company, and (ii) the lesser of (x) $10,000,000 or (y) the aggregate value (without duplication) of (A) 65% Eligible Finished Goods and Eligible Raw Meat Inventory and (B) the lesser of $1,000,000 or 40% of Eligible Supply Inventory, each as determined at the lower of cost or market on a first-in first-out basis. Should the Lenders for any reason honor requests for advances in excess of the limitations set forth herein, such advances shall be considered "overadvances" and shall be made only with the written consent of each of the Lenders. No single advance or overadvance hereunder may be outstanding more than thirty-six (36) months from the date of such advance. The Company promises to pay to the order of each Lender all of the outstanding Revolving Loans, with interest thereon, as provided herein, and if not sooner, on the Termination Date along with all other Obligations as the same become due from time to time. Revolving Loans may be advanced as Base Rate Loans and/or LIBOR Loans. At the direction of the Agent, the Lenders shall automatically and without request of the Company make Revolving Loan advances to pay principal and interest payments on the Term Loans, as and when they become due, and such advances shall be made as Base Rate Loans.

     4.   Amendment to Section 7.9.  Section 7.9 of the Financing Agreement
          ------------------------
hereby is amended by deleting it in its entirety and substituting the following therefor:

          Section 7.9 Net Worth. The Company shall maintain at the end of each
          ---------------------
of the periods below, a Net Worth of not less than:

                                       Period                          Net Worth
                                       ------                          ---------
               Fiscal quarter ending on or about December 31, 1999     40,000,000

               Fiscal quarter ending on or about March 31, 2000        37,500,000

               The fiscal quarters ending on or about June 30, 2000    34,000,000
          and September 30, 2000

               Each fiscal quarter thereafter, the sum of the Net Worth required for the proceeding fiscal quarter, plus $500,000

     5.   Amendment to Section 7.12. Section 7.12 of the Financing Agreement
          -------------------------
hereby is amended by deleting it in its entirety and substituting the following thereof:

          Section 7.12 Fixed Charge Coverage Ratio. The company shall maintain
          ----------------------------------------
at the end of each fiscal period, an Fixed Charge Coverage Ratio of at least:


                        Fiscal Period                                Ratio
                        -------------                                -----

          Fiscal quarters ending on or about on December 31,       0.60 to 1.0
     1999

          Fiscal quarter ending on or about on March 31,
     2000, and the immediately preceeding fiscal quarter           0.60 to 1.0


          Fiscal quarter ending on or about June 30,
     2000, and the two immediately preceeding fiscal quarters      0.40 to 1.0

         Fiscal quarter ending on or about on September 30,
     2000, and the three immediately preceeding fiscal quarters     0.65 to 1.0

         Fiscal quarter ending on or about on December 31,
     2000, and the four immediately preceeding fiscal quarters      0.90 to 1.0

         Each fiscal quarter thereafter, and the four immediately
     preceeding fiscal quarters                                     1.10 to 1.0


     6.   Amendment to Section 7.13.  Section 7.13 of the Financing Agreement
          -------------------------
hereby is amended by deleting it in its entirety and substituting the following therefor:

          Section 7.13 Leverage Ratio. The Company shall maintain at the end of
          ---------------------------
each fiscal quarter ending on or about the dates set forth below a Leverage Ratio of not more than:

                     Period                                        Ratio
                     ------                                        -----
          Fiscal quarter ended on or about December 31,         2.75 to 1.0
     1999

          Fiscal quarter ended on or about
     March 31, 2000                                             3.00 to 1.0

          Fiscal quarter ended on or about
     June 30, 2000                                              3.40 to 1.0

          Fiscal quarter ended on or about
     September 30, 2000
                                                                3.80 to 1.0
          Fiscal quarters ended on or about
     December 31, 2000 and  March 31, 2001                      3.50 to 1.0

          Fiscal quarter ended on or about
     June 30, 2001                                              3.00 to 1.0

          Fiscal quarters ended on or about
     September 30, 2001 and December 31, 2001                   2.75 to 1.0

          Each fiscal quarter thereafter                        2.50 to 1.0

     7.   Amendment  to Section 7.16.  Section 7.16 of the Financing Agreement
          ---------------------------
is hereby is amended by deleting it in its entirety and substituting the following therefor:

          Section 7.16  Subordinated Debt. The Company shall not make any
          -------------------------------
election to have Section 8.02 (pertaining to legal defeasance) or 8.03 (pertaining to covenant defeasance) of the Subordinated Notes Indenture applicable to any of the Senior Notes, or make any payments to the defeasance trust pursuant to Section 8.04 of the Subordinated Notes Indenture. The

Company shall not make any payment (principal or interest) with respect to or in connection with (i) the Senior Notes, in contravention of the subordination provisions contained herein and (ii) with respect to other Subordinated Debt (including the Bridge Note), unless no Default or Event of Default is in existence and both (a) the Company would have $1,000,000 of Availability after the making of any such payment due on June 1, 2000, and $2,500,000 of Availability after the making of any such payment due on any date thereafter, and (b) for any such payment due on or after June 1, 2001, the Company's Fixed Charge Coverage Ratio for the two fiscal quarters immediately preceeding such payment exceeds 1.25 to 1.0.

     8.   Amendment to Section 7.18.  Section 7.18 of the Financing Agreement
          --------------------------
is hereby is amended by deleting it in its entirety and substituting the following therefor:

          Section 7.18 Minimum Availability. The Company shall maintain at the
          -----------------------------------
end of each fiscal quarter ending after March 31, 2000, Availability of not less than $1,000,000.

     9.   New Section 7.19.  The Financing Agreement is hereby amended by adding
          ----------------
thereto a new Section 7.19 as follows:

          Section 7.19 Minimum Monthly EBITDA. The Company shall have, as of the
          -----------------------------------
     end of each month ending on or after April 30, 2000, EBITDA for such month and the two immediately preceeding months not less than that set forth below:

          Three Month Period Ending                   Minimum EBITDA
          -------------------------                   --------------

          April 30, 2000                              $   740,000

          May 31, 2000                                    600,000

          June 30, 2000                                   600,000

          July 31, 2000                                   875,000

          August 31, 2000                               1,500,000

          The last day of each month thereafter         1,500,000


     10.  Effect of Amendment.  Except as set forth expressly hereinabove, all
          -------------------
terms of the Financing Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Company. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

     11.  Reaffirmation; No Novation or Mutual Departure.  The Company expressly
          ----------------------------------------------
acknowledges and agrees that: (i) there has not been, and this Second Amendment does not constitute or establish, a novation with respect to the Financing Agreement or any of the Loan Documents, or a mutual departure from the strict terms, provisions and conditions thereof, other than the amendments and modifications expressly set forth in Section 1 hereof ; and (ii) nothing in this Second Amendment shall affect or limit the Agent's and the Lenders' right to demand payment of liabilities owing from the Company to the Agent and the Lenders under, or to demand strict performance of the terms, provisions and conditions of, the Financing Agreement and the other Loan Documents, to exercise any and all rights, powers and remedies under the Financing Agreement or the other Loan Documents or at law or in equity, or to do any and all of the foregoing, immediately at any time after the occurrence of a Default or an Event of Default which is not an Existing Default, pursuant to the Financing Agreement or the other Loan Documents.

     12.  Ratification.  The Company hereby restates, ratifies and reaffirms
          ------------
each and every term, covenant and condition set forth in the Financing Agreement and the other Loan Documents effective as of the date hereof.

     13.  Counterparts.  This Second Amendment may be executed in any number of
          ------------
counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

     14.  Section References.  Section titles and references used in this Second
          ------------------
Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

     15.  No Right of Offset, etc..  To induce the Agent and the Required
          ------------------------
Lenders to enter into this Second Amendment and to continue to make advances pursuant to the Financing Agreement, the Company hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists no right of offset, defense, counterclaim, claim or objection in favor of the Company arising out of or with respect to any of the Loans or other obligations of the Company owed to the Agent and the Lenders under the Financing Agreement.

     16.  Further Assurances.  The Company agrees to take such further actions
          ------------------
as the Agent shall reasonably request in connection herewith to evidence the amendments herein contained to the Company.

     17.  Governing Law.  This Second Amendment shall be governed by and
          -------------
construed and interpreted in accordance with, the laws of the State of Georgia.

     18.  Conditions Precedent.  This Second Amendment shall become effective
          --------------------
only upon execution and delivery (i) of this Second Amendment by the Company, the Agent and the Required Lenders, and (ii) of the Consent and Reaffirmation of Guarantor at the end hereof by the Parent.

          IN WITNESS WHEREOF, the Company, the Agent and the Required Lenders have caused this Second Amendment to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

                         GORGES/QUIK-TO-FIX FOODS, INC., as the
                         Company                             (SEAL)


                         _______________________________________
                         By: ___________________________________
                             Title:

                         THE CIT GROUP/BUSINESS CREDIT, INC.,
                         as Agent and as a Lender            (SEAL)


                         By: ___________________________________
                             Title:

                         CAPITAL BUSINESS CREDIT, INC., A
                         DIVISION OF CAPITAL FACTORS, INC.,
                         as a Lender                         (SEAL)


                         By:
                         ____________________________________
                             Title:


                         CONSECO FINANCE SERVICING
                         CORPORATION, f/k/a/ Green Tree Financial
                         Servicing Corporation, as a Lender   (SEAL)


                         By:
                         ____________________________________
                             Title:


                         IBJ WHITEHALL BUSINESS CREDIT
                         CORPORATION, as a Lender             (SEAL)


                         By: ________________________________
                             Title:

                    CONSENT AND REAFFIRMATION OF GUARANTOR

     The undersigned (i) acknowledges receipt of the foregoing Second Amendment to Financing Agreement (the "Second Amendment"), (ii) consents to the execution and delivery of the Second Amendment by the parties thereto and (iii) reaffirms all of its obligations and covenants under the Guaranty dated as of March 5, 1999 executed by it, and agrees that none of such obligations and covenants shall be affected by the execution and delivery of the Second Amendment.

                      GORGES HOLDING CORPORATION, as the
                      Parent                      (SEAL)


                      By:  _____________________________
                            Title: